                         Chase Manhattan Bank USA, N.A.

                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust

                                  Series 1995-2

                                                                                      Distribution Date:       05/15/2000


Section 5.2 - Supplement                                   Class A           Class B      Collateral             Total
-------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                           0.00            0.00            0.00                 0.00

(ii)    Monthly Interest Distributed                    3,115,000.00      181,245.17      242,406.13         3,538,651.30
        Deficiency Amounts                                      0.00            0.00                                 0.00

        Additional Interest                                     0.00            0.00                                 0.00

        Accrued and Unpaid Interest                                                             0.00                 0.00



(iii)   Collections of Principal
        Receivables                                    77,893,038.71    4,425,622.82    6,196,155.19        88,514,816.71

(iv)    Collections of Finance Charge
        Receivables                                     8,779,471.91      498,820.33      698,380.39         9,976,672.63

(v)     Aggregate Amount of Principal
        Receivables                                                                                     20,420,851,673.91

                            Investor Interest         600,000,000.00   34,090,000.00   47,728,181.82       681,818,181.82
                            Adjusted Interest         600,000,000.00   34,090,000.00   47,728,181.82       681,818,181.82

                                        Series

        Floating Investor Percentage      3.34%               88.00%           5.00%           7.00%              100.00%
        Fixed Investor Percentage         3.34%               88.00%           5.00%           7.00%              100.00%

(vi)    Receivables Delinquent
        (As % of Total Receivables)
            Current                                                                                                96.43%
            30 to 59 days                                                                                           1.08%
            60 to 89 days                                                                                           0.81%
            90 or more days                                                                                         1.68%
                                                                                                        -----------------
                                   Total Receivables                                                              100.00%

(vii)   Investor Default Amount                         2,707,297.22      153,819.60      215,357.29         3,076,474.12

(viii)  Investor Charge-Offs                                    0.00            0.00            0.00                 0.00

(ix)    Reimbursed Investor
        Charge-Offs/Reductions                                  0.00            0.00            0.00

(x)     Servicing Fee                                     500,000.00       28,408.33       39,773.48           568,181.82

(xi)    Portfolio Yield (Net of
        Defaulted Receivables)                                                                                     12.14%

(xii)   Reallocated Monthly Principal                                           0.00            0.00                 0.00

(xiii)  Closing Investor Interest
        (Class A Adjusted)                            600,000,000.00   34,090,000.00   47,728,181.82       681,818,181.82

(xiv)   LIBOR                                                                                                    6.13000%

(xv)    Principal Funding Account
        Balance                                                                                                      0.00

(xvii)  Accumulation Shortfall                                                                                       0.00

(xviii) Principal Funding Investment
        Proceeds                                                                                                     0.00

(xx)    Principal Investment Funding
        Shortfall                                                                                                    0.00

(xxi)   Available Funds                                 8,279,471.91      470,412.00      658,606.90         9,408,490.81


(xxii)  Certificate Rate                                    6.23000%        6.38000%        6.53000%

-------------------------------------------------------------------------------------------------------------------------


        By:
                -----------------------------
        Name:   Patricia M. Garvey
        Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1995-3

                                                                                      Distribution Date:       05/15/2000


Section 5.2 - Supplement                                   Class A           Class B      Collateral             Total
-------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                           0.00            0.00            0.00                 0.00

(ii)    Monthly Interest Distributed                    2,336,250.00      136,149.60      185,282.19         2,657,681.79
        Deficiency Amounts                                      0.00            0.00                                 0.00
        Additional Interest                                     0.00            0.00                                 0.00
        Accrued and Unpaid Interest                                                             0.00                 0.00

(iii)   Collections of Principal
        Receivables                                    58,419,779.03    3,319,282.02    4,647,051.48        66,386,112.54

(iv)    Collections of Finance Charge
        Receivables                                     6,584,603.93      374,122.56      523,777.97         7,482,504.47

(v)     Aggregate Amount of Principal
        Receivables                                                                                     20,420,851,673.91

                            Investor Interest         450,000,000.00   25,568,000.00   35,795,636.36       511,363,636.36
                            Adjusted Interest         450,000,000.00   25,568,000.00   35,795,636.36       511,363,636.36

                                             Series

        Floating Investor Percentage           2.50%          88.00%           5.00%           7.00%              100.00%
        Fixed Investor Percentage              2.50%          88.00%           5.00%           7.00%              100.00%

(vi)    Receivables Delinquent
        (As % of Total Receivables)
            Current                                                                                                96.43%
            30 to 59 days                                                                                           1.08%
            60 to 89 days                                                                                           0.81%
            90 or more days                                                                                         1.68%
                                                                                                        -----------------
                                   Total Receivables                                                              100.00%

(vii)   Investor Default Amount                         2,030,472.92      115,366.96      161,515.71         2,307,355.59

(viii)  Investor Charge-Offs                                    0.00            0.00            0.00                 0.00

(ix)    Reimbursed Investor
        Charge-Offs/Reductions                                  0.00            0.00            0.00

(x)     Servicing Fee                                     375,000.00       21,306.67       29,829.70           426,136.36

(xi)    Portfolio Yield (Net of
        Defaulted Receivables)                                                                                     12.14%

(xii)   Reallocated Monthly Principal                                           0.00            0.00                 0.00

(xiii)  Closing Investor Interest
        (Class A Adjusted)                            450,000,000.00   25,568,000.00   35,795,636.36       511,363,636.36

(xiv)   LIBOR                                                                                                    6.13000%

(xv)    Principal Funding Account Balance                                                                            0.00

(xvii)  Accumulation Shortfall                                                                                       0.00

(xviii) Principal Funding Investment
        Proceeds                                                                                                     0.00

(xx)    Principal Investment Funding
        Shortfall                                                                                                    0.00

(xxi)   Available Funds                                 6,209,603.93      352,815.90      493,948.28         7,056,368.11

(xxii)  Certificate Rate                                    6.23000%        6.39000%        6.65500%

-------------------------------------------------------------------------------------------------------------------------


        By:
                -----------------------------
        Name:   Patricia M. Garvey
        Title:  Vice President

                         Chase Manhattan Bank USA, N.A.

                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust

                                  Series 1996-1

                                                                                      Distribution Date:       05/15/2000


Section 5.2 - Supplement                                   Class A           Class B      Collateral             Total
-------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                           0.00            0.00            0.00                 0.00

(ii)    Monthly Interest Distributed                    3,237,500.00      189,248.43      282,805.46         3,709,553.89
        Deficiency Amounts                                      0.00            0.00                                 0.00
        Additional Interest                                     0.00            0.00                                 0.00
        Accrued and Unpaid Interest                                                             0.00                 0.00

(iii)   Collections of Principal
        Receivables                                    90,875,211.83    5,163,269.89    7,228,804.45       103,267,286.17

(iv)    Collections of Finance Charge
        Receivables                                    10,242,717.23      581,961.93      814,772.24        11,639,451.40

(v)     Aggregate Amount of Principal
        Receivables                                                                                     20,420,851,673.91

                            Investor Interest         700,000,000.00   39,772,000.00   55,682,545.45       795,454,545.45
                            Adjusted Interest         700,000,000.00   39,772,000.00   55,682,545.45       795,454,545.45

                                         Series

        Floating Investor Percentage      3.90%               88.00%           5.00%           7.00%              100.00%
        Fixed Investor Percentage         3.90%               88.00%           5.00%           7.00%              100.00%

(vi)    Receivables Delinquent
        (As % of Total Receivables)
            Current                                                                                                96.43%
            30 to 59 days                                                                                           1.08%
            60 to 89 days                                                                                           0.81%
            90 or more days                                                                                         1.68%
                                                                                                        -----------------
                              Total Receivables                                                                   100.00%

(vii)   Investor Default Amount                         3,158,513.43      179,457.71      251,248.67         3,589,219.80

(viii)  Investor Charge-Offs                                    0.00            0.00            0.00                 0.00

(ix)    Reimbursed Investor
        Charge-Offs/Reductions                                  0.00            0.00            0.00

(x)     Servicing Fee                                     583,333.33       33,143.33       46,402.12           662,878.79

(xi)    Portfolio Yield (Net of Defaulted
        Receivables)                                                                                               12.14%

(xii)   Reallocated Monthly Principal                                           0.00            0.00                 0.00

(xiii)  Closing Investor Interest
        (Class A Adjusted)                            700,000,000.00   39,772,000.00   55,682,545.45       795,454,545.45

(xiv)   LIBOR                                                                                                    6.13000%

(xv)    Principal Funding Account Balance                                                                            0.00

(xvii)  Accumulation Shortfall                                                                                       0.00

(xviii) Principal Funding Investment
        Proceeds                                                                                                     0.00

(xx)    Principal Investment Funding
        Shortfall                                                                                                    0.00

(xxi)   Available Funds                                 9,659,383.90      548,818.59      768,370.12        10,976,572.61

(xxii)  Certificate Rate                                    5.55000%        5.71000%        6.53000%

-------------------------------------------------------------------------------------------------------------------------


        By:
                -----------------------------
        Name:   Patricia M. Garvey
        Title:  Vice President

                         Chase Manhattan Bank USA, N.A.

                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust

                                  Series 1996-2

                                                                                      Distribution Date:       05/15/2000


Section 5.2 - Supplement                                   Class A           Class B      Collateral             Total
-------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                           0.00            0.00            0.00                 0.00

(ii)    Monthly Interest Distributed                    2,740,833.33      160,416.67      234,111.11         3,135,361.11
        Deficiency Amounts                                      0.00            0.00                                 0.00
        Additional Interest                                     0.00            0.00                                 0.00
        Accrued and Unpaid Interest                                                             0.00                 0.00

(iii)   Collections of Principal
        Receivables                                    71,401,952.15    4,056,929.10    5,679,700.74        81,138,581.99

(iv)    Collections of Finance Charge
        Receivables                                     8,047,849.25      457,264.16      640,169.83         9,145,283.24

(v)     Aggregate Amount of Principal
        Receivables                                                                                     20,420,851,673.91

                            Investor Interest         550,000,000.00   31,250,000.00   43,750,000.00       625,000,000.00
                            Adjusted Interest         550,000,000.00   31,250,000.00   43,750,000.00       625,000,000.00

                                        Series

        Floating Investor Percentage     3.06%                88.00%           5.00%           7.00%              100.00%
        Fixed Investor Percentage        3.06%                88.00%           5.00%           7.00%              100.00%

(vi)    Receivables Delinquent
        (As % of Total Receivables)
            Current                                                                                                96.43%
            30 to 59 days                                                                                           1.08%
            60 to 89 days                                                                                           0.81%
            90 or more days                                                                                         1.68%
                                                                                                        -----------------
                              Total Receivables                                                                   100.00%

(vii)   Investor Default Amount                         2,481,689.12      141,005.06      197,407.09         2,820,101.27

(viii)  Investor Charge-Offs                                    0.00            0.00            0.00                 0.00

(ix)    Reimbursed Investor
        Charge-Offs/Reductions                                  0.00            0.00            0.00

(x)     Servicing Fee                                     458,333.33       26,041.67       36,458.33           520,833.33

(xi)    Portfolio Yield
        (Net of Defaulted Receivables)                                                                             12.14%

(xii)   Reallocated Monthly Principal                                           0.00            0.00                 0.00

(xiii)  Closing Investor Interest
        (Class A Adjusted)                            550,000,000.00   31,250,000.00   43,750,000.00       625,000,000.00

(xiv)   LIBOR                                                                                                    6.13000%

(xv)    Principal Funding Account Balance                                                                            0.00

(xvii)  Accumulation Shortfall                                                                                       0.00

(xviii) Principal Funding Investment
        Proceeds                                                                                                     0.00

(xx)    Principal Investment Funding
        Shortfall                                                                                                    0.00

(xxi)   Available Funds                                 7,589,515.92      431,222.50      603,711.49         8,624,449.91

(xxii)  Certificate Rate                                    5.98000%        6.16000%        6.88000%

-------------------------------------------------------------------------------------------------------------------------


        By:
                -----------------------------
        Name:   Patricia M. Garvey
        Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-3

                                                                                      Distribution Date:       05/15/2000


Section 5.2 - Supplement                                   Class A           Class B      Collateral             Total
-------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                           0.00            0.00            0.00                 0.00

(ii)    Monthly Interest Distributed                    2,434,132.89      141,813.47      175,368.97         2,751,315.33
        Deficiency Amounts                                      0.00            0.00                                 0.00
        Additional Interest                                     0.00            0.00                                 0.00
        Accrued and Unpaid Interest                                                             0.00                 0.00

(iii)   Collections of Principal
        Receivables                                    53,484,346.28    3,038,867.08    4,254,575.01        60,777,788.37

(iv)    Collections of Finance Charge
        Receivables                                     6,028,321.96      342,516.46      479,541.21         6,850,379.63

(v)     Aggregate Amount of Principal
        Receivables                                                                                     20,420,851,673.91

                            Investor Interest         411,983,000.00   23,408,000.00   32,772,440.86       468,163,440.86
                            Adjusted Interest         411,983,000.00   23,408,000.00   32,772,440.86       468,163,440.86

                                        Series

        Floating Investor Percentage      2.29%               88.00%           5.00%           7.00%              100.00%
        Fixed Investor Percentage         2.29%               88.00%           5.00%           7.00%              100.00%

(vi)    Receivables Delinquent
        (As % of Total Receivables)
            Current                                                                                                96.43%
            30 to 59 days                                                                                           1.08%
            60 to 89 days                                                                                           0.81%
            90 or more days                                                                                         1.68%
                                                                                                        -----------------
                             Total Receivables                                                                    100.00%

(vii)   Investor Default Amount                         1,858,934.05      105,620.69      147,874.56         2,112,429.31

(viii)  Investor Charge-Offs                                    0.00            0.00            0.00                 0.00

(ix)    Reimbursed Investor
        Charge-Offs/Reductions                                  0.00            0.00            0.00

(x)     Servicing Fee                                     343,319.17       19,506.67       27,310.37           390,136.20

(xi)    Portfolio Yield
        (Net of Defaulted Receivables)                                                                             12.14%

(xii)   Reallocated Monthly Principal                                           0.00            0.00                 0.00

(xiii)  Closing Investor Interest
        (Class A Adjusted)                            411,983,000.00   23,408,000.00   32,772,440.86       468,163,440.86

(xiv)   LIBOR                                                                                                    6.13000%

(xv)    Principal Funding Account Balance                                                                            0.00

(xvii)  Accumulation Shortfall                                                                                       0.00

(xviii) Principal Funding Investment
        Proceeds                                                                                                     0.00

(xx)    Principal Investment Funding
        Shortfall                                                                                                    0.00

(xxi)   Available Funds                                 5,685,002.79      323,009.80      452,230.84         6,460,243.43
x
(xxii)  Certificate Rate                                    7.09000%        7.27000%        6.88000%

-------------------------------------------------------------------------------------------------------------------------


        By:
                -----------------------------
        Name:   Patricia M. Garvey
        Title:  Vice President